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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

       Pursuant to Section 13 or 15 of the Securities Exchange Act of 1934
          Date of Report (Date of earliest event reported) June 7, 2005
                                                           ------------

                               HEALTHEXTRAS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Delaware                        0-31014              52-2181356
         --------                        --------             ----------
(State or other Jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)

               800 King Farm Boulevard, Rockville, Maryland 20850
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (301) 548-2900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-25(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
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APPOINTMENT OF PRINCIPAL OFFICERS.
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        (a)   Not Applicable

        (b)   Not Applicable

        (c) As previously announced, on June 7, 2005 the Registrant's Board of Directors appointed Nick Grujich as Executive Vice President and Chief Operating Officer of the Registrant. Mr. Grujich had been responsible for the operations of the Registrant's subsidiary, CatalystRx, since February 2005. On July 1, 2005, as described under Item 1.01., Entry into a Material Definitive Agreement, of the Form 8-K filed for July 1, 2005, the Registrant entered into an employment agreement with Mr. Grujich.

        (d)   Not Applicable.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 8, 2005                       By: /s/ Thomas M. Farah
                                               ------------------------------
                                               Thomas M. Farah
                                               Secretary and General Counsel



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